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                                                                 Exhibit 10.31.2

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of the 1st day of November, 2002, by and among CADMUS COMMUNICATIONS CORPORATION (the "Borrower"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Bank, BANK OF AMERICA, N.A., FLEET NATIONAL BANK, SUNTRUST BANK, NATIONAL CITY BANK, and CREDIT LYONNAIS NEW YORK BRANCH (collectively referred to herein as the "Banks"), CADMUS JOURNAL SERVICES, INC., PORT CITY PRESS, INC., WASHBURN GRAPHICS, INC., and MACK PRINTING COMPANY (collectively referred to herein as the "Guarantors").

                                R E C I T A L S:


                  The Borrower, the Agent and the Banks have entered into a certain Amended and Restated Credit Agreement dated June 21, 2001, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of June 21, 2002 (as amended, the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

                  The Guarantors have executed or otherwise become a party to a certain Guaranty Agreement dated as of June 21, 2001 (the "Guaranty").

                  The Borrower and Guarantors have requested the Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

                  SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

                  SECTION 2. Amendment. The Credit Agreement is hereby amended as set forth in this Section 2.

                  SECTION 2.1 Amendment to Definition. The following definition is hereby amended and restated in its entirety to read as follows:

                           "Consolidated Net Income" means, for any period, the
                  Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items, (ii) any equity interests of the Borrower or

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                  any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary, (iii) cash and non-cash restructuring charges incurred during the Fiscal Quarters ending March 31, 2001 and June 30, 2001, determined on a pre-tax basis, in an amount not to exceed $17,500,000 in the aggregate and (iv) for the purpose of calculating compliance with the covenants in
                  Article VI only, cash and non-cash restructuring charges incurred during the four Fiscal Quarter period ending September 30, 2003, determined on a pre-tax basis, in an amount not to exceed $12,000,000 in the aggregate.

                  SECTION 2.2 Amendment to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           SECTION 6.05 Minimum Consolidated Net Worth.
                  Consolidated Net Worth will at no time be less than the amount determined by the following computation: (1) 90% of Consolidated Net Worth, determined as of March 31, 2001 (such 90% of Consolidated Net Worth being equal to $100,050,300); plus (2) the sum of (i) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Closing Date, calculated quarterly, and (ii) 100% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after March 31, 2001 (taken as one accounting period), but, for purposes of calculating cumulative Reported Net Income under this clause (ii), excluding any quarter in which Reported Net Income is negative; minus (3) any Restricted Payments made during such period to the extent permitted by Section 6.31, calculated quarterly; minus (4) the after-tax charges of the Borrower for restructuring charges incurred during the Fiscal Quarter ending June 30, 2001 (not to exceed $1,500,000); minus (5) the non-cash charges (not to exceed $50,000,000) incurred by the Borrower upon the adoption of Financial Accounting Standards Board Statement No. 142; and minus (6) the after-tax charges of the Borrower for restructuring charges incurred during the four Fiscal Quarter period ending September 30, 2003 (not to exceed $12,000,000).

                           Notwithstanding the foregoing, for the purposes of
                  calculating cumulative Reported Net Income in clause (ii) above for the quarter in which the Borrower shall have adopted Financial Accounting Standards Board Statement No. 142, the non-cash charges described in clause (5) above shall be excluded from the calculation of Reported Net Income in clause
                  (ii) above.

                  SECTION 3. Consent and Waiver.

                  (a) The parties hereto agree that, notwithstanding anything contrary in the Credit Agreement, (i) the Borrower or one of its Subsidiaries will be permitted to invest an amount not to exceed $3,200,000 into a joint venture with Datamatics, a corporation organized under the laws of the Republic of India, for the purposes of forming a new corporation to be organized under the laws of the Republic of India

                                       2

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and as to which the Borrower or such Subsidiary shall hold a controlling interest (referred to herein as "NewCo"), and (ii) such investment will not constitute a Default.

                  (b) So long as not expressly prohibited by the laws of the Republic of India, the Borrower shall, or shall cause the applicable Subsidiary to, pledge sixty-five percent (65%) of the outstanding ownership interests of NewCo within thirty (30) days of the date upon which Borrower or the applicable Subsidiary makes an investment with respect to NewCo (the "NewCo Pledge") pursuant to a pledge agreement in form and substance substantially similar to the Pledge Agreement by execution and delivery by the Borrower or such Subsidiary to the Collateral Agent and shall deliver to the Collateral Agent the evidence of such pledged ownership interests with such powers of attorney executed in blank as is satisfactory to the Collateral Agent in its sole discretion.

                  (c) The parties hereto agree that failure to provide the NewCo Pledge as provided in clause (b) above, other than by reason of an express prohibition under the laws of the Republic of India, within the time set forth in clause (b) above, shall constitute an Event of Default and the Agent and the Banks may exercise any and all rights and remedies available to them under the terms of any and all of the Loan Documents.

                  (d)    The parties further agree that the provisions of
Section 6.23(d) of the Credit Agreement will not be applicable to NewCo until such time as (i) NewCo becomes 100% owned by the Borrower, (ii) NewCo contributes more than 5% of Consolidated EBITDA during the four (4) consecutive Fiscal Quarters immediately preceding any Fiscal Quarter or (iii) NewCo constitutes more than 5% of Consolidated Total Assets at the end of any Fiscal Quarter.

                  SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions:

                  (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Banks;


                  (b) receipt by the Agent from the Borrower for the ratable account of the Banks executing this Amendment of fees in an amount equal to fifteen basis points (0.15%) times the aggregate amount of the Revolving Credit Commitments, on the date of this Amendment;

                  (c) receipt by the Agent from the Borrower of any and all fees and expenses to be paid by the Borrower to the Agent in connection with this Amendment; and

                  (d) the fact that the representations and warranties of the Borrower contained in Article V of the Credit Agreement and in Section 6 of this Amendment shall be true on and as of the date hereof.

                  SECTION 5. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall

                                       3

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be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

                  SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to each of the Banks as follows:

                  (a) No Default under the Credit Agreement has occurred and is continuing unwaived by the Banks on the date hereof.

                  (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower, and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

                  (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.

                  SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.

                  SECTION 9. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty and Indemnity, Subrogation and Contribution Agreement,

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said Guaranty and Indemnity, Subrogation and Contribution Agreement being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty and Indemnity, Subrogation and Contribution Agreement are in full force and effect.

                  SECTION 10. Effective Date. This Amendment shall be effective as of November 1, 2002.


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                                       5

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.



                                        BORROWER:

                                        CADMUS COMMUNICATIONS CORPORATION

                                        By: /s/ Stephen E. Hare
                                           -------------------------------
                                        Name:   Stephen E. Hare
                                             -----------------------------
                                        Title:  Executive VP & CFO
                                               ---------------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Agent and as a Bank


                                       By: /s/ Anne L. Sayles
                                          --------------------------------
                                       Name: Anne L. Sayles
                                             -----------------------------
                                       Title: Director
                                              ----------------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                            BANK OF AMERICA, N.A.


                                            By:  /s/ B. Kenneth Burton, Jr.
                                               ---------------------------------
                                            Name: B. Kenneth Burton, Jr.
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                             FLEET NATIONAL BANK

                                             By: /s/ Deanne M. Horn
                                                ----------------------------
                                             Name: Deanne M. Horn
                                                  --------------------------
                                             Title: Director
                                                   -------------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                          SUNTRUST BANK


                                          By: /s/ Mark A. Flatin
                                             ---------------------------
                                          Name:  Mark A. Flatin
                                                 -----------------------
                                          Title: Director
                                                 -----------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                          NATIONAL CITY BANK


                                          By: /s/ Kelly L. Moyer
                                             ---------------------------
                                          Name:  KELLY L. MOYER
                                                 -----------------------
                                          Title: VICE PRESIDENT
                                                 -----------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:  /s/ Scott R. Chappelka
                                               ---------------------------------
                                            Name: Scott R. Chappelka
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

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                                Signature Page of
            Second Amendment to Amended and Restated Credit Agreement

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                                             GUARANTORS:

                                             CADMUS JOURNAL SERVICES, INC.

                                             By: /s/ Christopher T. Schools
                                                 -----------------------------
                                             Name:  Christopher T. Schools
                                             Title: VP & Treasurer

                                             MACK PRINTING COMPANY

                                             By: /s/ Christopher T. Schools
                                                 -----------------------------
                                             Name:  Christopher T. Schools
                                             Title: VP & Treasurer


                                             PORT CITY PRESS, INC.

                                             By: /s/ Christopher T. Schools
                                                 -----------------------------
                                             Name:  Christopher T. Schools
                                             Title: VP & Treasurer


                                             WASHBURN GRAPHICS, INC.

                                             By: /s/ Christopher T. Schools
                                                 -----------------------------
                                             Name:  Christopher T. Schools
                                             Title: VP & Treasurer



                               Signature Page of
           Second Amendment to Amended and Restated Credit Agreement
                                  Page 8 of 8